SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest reported):          June 2, 2004
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                                Albertson's, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             1-6187                                      82-0184434
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    (Commission File Number)                (I.R.S. Employer Identification No.)

              250 Parkcenter Blvd., P.O. Box 20, Boise, Idaho         83726
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                 (Address of Principal Executive Offices)          (Zip Code)

                                 (208) 395-6200
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              (Registrant's Telephone Number, Including Area Code)


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Item 12.  Results of Operations and Financial Condition.

On June 2, 2004, the Company released its sales and earnings for the 2004 first quarter. The text of that release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read together with the information contained in the reports that the Company files with the Securities and Exchange Commission, including the financial statements and related notes contained in those reports.

The press release contains the non-GAAP financial measures of adjusted earnings per share, adjusted identical store sales and adjusted comparable store sales. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the release of these measures to the most directly comparable GAAP financial measures. The Company presents adjusted sales computations because it believes a comparison of actual to adjusted store sales data is useful to investors to communicate management's belief of the impact of the southern California labor dispute on trends in sales experienced during the 13 weeks ended April 29, 2004, including the portion of the period the labor dispute was ongoing and the weeks following its resolution. The Company presents adjusted earnings per share because it believes that excluding the special items and charges identified in the release results in a useful financial measure that will facilitate comparisons of the Company's operating results before, during and after such items and charges are incurred. Also, the Company believes that communicating adjusted earnings per share facilitates comparisons of performance with that of other companies that did not have an event similar to the southern California labor dispute.

This information is being furnished under Item 12 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Albertson's, Inc.

                                      By: /s/ Felicia D. Thornton
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                                           Name:    Felicia D. Thornton
                                           Title:   Executive Vice President and
                                                    Chief Financial Officer

Dated:  June 2, 2004


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                                  EXHIBIT INDEX

Exhibit                     Description
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99.1                        Press Release dated June 2, 2004